                                                                    EXHIBIT 20.2



                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004




COLLECTIONS
                                                                                                                DOLLARS
Payments received                                                                                               54,338,458.27
                    Plus / (Less):
                                      Net Servicer Advances                                                        181,906.69
                                      Investment Earnings on funds in
                                        the Collection Account                                                      78,643.02
                                                                                                            ------------------
Net Collections                                                                                                 54,599,007.98
                    Plus / (Less):
                                      Funds in Spread Account                                                   14,764,718.52

                                                                                                            ------------------
Total Available Funds                                                                                           69,363,726.50
                                                                                                            ==================


DISTRIBUTIONS


                    Servicing Fee                                                              1,535,641.00
                    Trustee and Other Fees                                                        14,978.13
                                                                                            ----------------

Total Fee Distribution                                                                                           1,550,619.13

                    Note Interest Distribution Amount - Class A-1                128,579.19
                    Note Interest Distribution Amount - Class A-2                973,250.00
                    Note Interest Distribution Amount - Class A-3                957,000.00
                    Note Interest Distribution Amount - Class A-4              1,116,775.00
                                                                            ----------------
                                                                               3,175,604.19

                    Note Principal Distribution Amount - Class A-1            49,781,776.27
                    Note Principal Distribution Amount - Class A-2                     0.00
                    Note Principal Distribution Amount - Class A-3                     0.00
                    Note Principal Distribution Amount - Class A-4                     0.00
                                                                            ----------------
                                                                              49,781,776.27
Total Class A Interest and Principal Distribution                                                               52,957,380.46

                    Note Interest Distribution Amount - Class B-1                175,500.00
                    Note Principal Distribution Amount - Class B-1                     0.00
                                                                            ----------------

Total Class B Interest and Principal Distribution                                                                  175,500.00

                    Note Interest Distribution Amount - Class C-1                192,000.00
                    Note Principal Distribution Amount - Class C-1                     0.00
                                                                            ----------------

Total Class C Interest and Principal Distribution                                                                  192,000.00

                    Note Interest Distribution Amount - Class D-1                176,366.67
                    Note Principal Distribution Amount - Class D-1                     0.00
                                                                            ----------------

Total Class D Interest and Principal Distribution                                                                  176,366.67

                    Spread Account Deposit                                                                      14,311,860.24
                                                                                                            ------------------


Total Distributions                                                                                             69,363,726.50
                                                                                                            ==================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004


PORTFOLIO DATA:
                                                                                # of loans
      Beginning Aggregate Principal Balance                                        84,010                         1,474,215,726.32

          Less:                       Principal Payments                                      (20,631,590.94)
                                      Full Prepayments                             (1,291)    (19,010,372.01)
                                      Partial Prepayments                               -                  -
                                      Liquidations                                   (213)     (3,387,739.60)
                                                                                            -----------------
                                                                                                                    (43,029,702.55)
                                                                                                                -------------------
      Ending Aggregate Principal Balance                                           82,506                         1,431,186,023.77
                                                                                                                ===================

Ending Outstanding Principal Balance of Notes                                                                     1,362,656,840.83
Overcollateralization Amount                                                                                         68,529,182.94
Overcollateralization Level                                                                                                  4.79%

OTHER RELATED INFORMATION:

Spread Account:

                    Beginning Balance (Including Spread and
                       Capitalized Interest)                                                   14,742,157.26
                          Investment earnings on funds in spread account                           22,561.26
                          Less: Funds included in Total Available Funds                       (14,764,718.52)
                          Deposits                                                             14,311,860.24
                          Reductions                                                                       -
                                                                                            -----------------
                    Ending Balance                                                                                   14,311,860.24

                    Beginning Initial Deposit (Including Spread and
                       Capitalized Interest)                                                    16,230,477.17
                          Repayments                                                                       -
                                                                                            -----------------
                    Ending Initial Deposit                                                                           16,230,477.17

Pre-Fund Account:
                    Beginning Balance                                                                      -
                          Investment earnings on funds in pre-fund account                                 -
                          Reductions                                                                    0.00
                                                                                            -----------------
                    Ending Balance                                                                                            0.00

Servicer Advances:
                    Beginning Unreimbursed Advances                                             1,203,146.45
                    Net Advances                                                                  181,906.69
                                                                                            -----------------
                                                                                                                      1,385,053.14

Net Charge-Off Data:
                    Charge-Offs                                                                 2,348,616.62
                    Recoveries                                                                   (303,998.70)
                                                                                            -----------------
                    Net Charge-Offs                                                                                   2,044,617.92

Delinquencies (P&I):                                                            # of loans
                    30-59 Days                                                      1,034      14,514,271.04
                    60-89 Days                                                        210       2,561,770.93
                    90-119 Days                                                        76         943,246.04
                    120 days and over                                                   3          48,197.15

Repossessions                                                                          91         883,781.36

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
   9.01 of the Sale and Servicing Agreement)                                            -                                        -

Cumulative Charge-Off Percentage                                                                                             0.13%

WAC                                                                                                                       10.7169%
WAM                                                                                                                         61.883

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004



==============================================================================================================
                               BEGINNING      NOTE MONTHLY                       TOTAL
            ORIGINAL          OUTSTANDING      PRINCIPAL          PRIOR        PRINCIPAL         PRINCIPAL
            PRINCIPAL          PRINCIPAL     DISTRIBUTABLE      PRINCIPAL    DISTRIBUTABLE      DISTRIBUTION
CLASSES      BALANCE            BALANCE          AMOUNT         CARRYOVER        AMOUNT            AMOUNT
==============================================================================================================
 A-1       229,000,000.00     89,438,617.10  49,781,776.27           0.00    49,781,776.27      49,781,776.27


 A-2       458,000,000.00    458,000,000.00           0.00           0.00             0.00               0.00


 A-3       348,000,000.00    348,000,000.00           0.00           0.00             0.00               0.00


 A-4       341,000,000.00    341,000,000.00           0.00           0.00             0.00               0.00


 B-1        60,000,000.00     60,000,000.00           0.00           0.00             0.00               0.00


 C-1        64,000,000.00     64,000,000.00           0.00           0.00             0.00               0.00


 D-1        52,000,000.00     52,000,000.00           0.00           0.00             0.00               0.00
==============================================================================================================
TOTAL    1,552,000,000.00  1,412,438,617.10  49,781,776.27           0.00    49,781,776.27      49,781,776.27
==============================================================================================================


==============================================================
                              REMAINING             TOTAL
              CURRENT        OUTSTANDING          PRINCIPAL
             PRINCIPAL        PRINCIPAL          AND INTEREST
CLASSES      CARRYOVER         BALANCE           DISTRIBUTION
==============================================================
 A-1            0.00          39,656,840.83       49,910,355.46


 A-2            0.00         458,000,000.00          973,250.00


 A-3            0.00         348,000,000.00          957,000.00


 A-4            0.00         341,000,000.00        1,116,775.00


 B-1            0.00          60,000,000.00          175,500.00


 C-1            0.00          64,000,000.00          192,000.00


 D-1            0.00          52,000,000.00          176,366.67
================================================================
TOTAL           0.00       1,362,656,840.83       53,501,247.13
================================================================




==========================================================================================================================
                        NOTE MONTHLY                   TOTAL
                          INTEREST          PRIOR      INTEREST      INTEREST         CURRENT      DEFICIENCY      POLICY
NOTE       INTEREST     DISTRIBUTABLE      INTEREST  DISTRIBUTABLE  DISTRIBUTION      INTEREST        CLAIM         CLAIM
CLASSES      RATE          AMOUNT         CARRYOVER     AMOUNT        AMOUNT          CARRYOVER       AMOUNT        AMOUNT
==========================================================================================================================
 A-1       1.72515%       128,579.19         0.00     128,579.19     128,579.19          0.00          0.00          0.00

 A-2       2.55000%       973,250.00         0.00     973,250.00     973,250.00          0.00          0.00          0.00

 A-3       3.30000%       957,000.00         0.00     957,000.00     957,000.00          0.00          0.00          0.00

 A-4       3.93000%     1,116,775.00         0.00   1,116,775.00   1,116,775.00          0.00          0.00          0.00

 B-1       3.51000%       175,500.00         0.00     175,500.00     175,500.00          0.00          0.00          0.00

 C-1       3.60000%       192,000.00         0.00     192,000.00     192,000.00          0.00          0.00          0.00

 D-1       4.07000%       176,366.67         0.00     176,366.67     176,366.67          0.00          0.00          0.00
==========================================================================================================================
TOTAL                   3,719,470.86         0.00   3,719,470.86   3,719,470.86          0.00          0.00          0.00
==========================================================================================================================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004





Detailed Reporting

     See Schedule F



WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 01, 2004.








                                             -----------------------------------
                                             Lori Bice
                                             Assistant Vice President
                                             Director Technical Accounting




                                             -----------------------------------
                                             Mark Olson
                                             Vice President
                                             Controller